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                     CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Registration Statement on Form S-4 (File
No. 333-     ) of our report dated May 27, 1998, on our audit of the
financial statements of A.T.T.ex Corporation. We also consent to the reference to our firm under the caption "Experts."

Coopers & Lybrand, L.L.P
Denver, Colorado
May 29, 1998